UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
December 16, 2021
Date of Report (date of earliest event reported)

Fox Factory Holding Corp.
(Exact name of Registrant as Specified in its Charter)

Delaware	001-36040	26-1647258
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2055 Sugarloaf Circle, Suite 300
Duluth, GA 30097
(Address of Principal Executive Offices) (Zip Code)
(831) 274-6500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	FOXF	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement.
On December 16, 2021, Fox Factory Holding Corp., a Delaware corporation (the “Company”), entered into the Third Amendment (the “Third Amendment”) to the Amended and Restated Credit Agreement, dated March 11, 2020 (as amended to date, the “Credit Agreement”), among the Company, Bank of America, N.A., as administrative agent, swingline lender and letter of credit issuer, and a group of lenders party thereto.
The Third Amendment, among other things, amends the Credit Agreement to:
•replace the fixed charge coverage ratio covenant with an interest coverage ratio covenant of 3.00:1.00 beginning with the fiscal quarter ending on December 31, 2021;
•increase the amount of other indebtedness the Company can incur including: (i) increasing the capital lease obligations permitted from $20 million to $100 million, (ii) increasing other unsecured indebtedness from $40 million to $100 million, and (iii) increasing other secured indebtedness allowed from $5 million to $25 million;
•increase the amount of certain permitted liens the Company may, create, incur or assume on its assets or property;
•increase investment capacity for the Company to make certain permitted investments; and
•update certain ERISA provisions.
The foregoing summary of the material terms and conditions of the Third Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the complete text of the Third Amendment which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information included or incorporated by reference in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibits are furnished herewith:

Exhibit Number	Description
10.1	Third Amendment to Amended and Restated Credit Agreement, among Fox Factory Holding Corp., Bank of America, N.A. and other financial institutions party thereto
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fox Factory Holding Corp.
Date:	December 17, 2021	By:	/s/ Michael C. Dennison

Michael C. Dennison
Chief Executive Officer